UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):          August 18, 2004
                                                --------------------------------

                             AGU ENTERTAINMENT CORP.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

            005-79752                                     84-1557072
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    (Commission File Number)                   (IRS Employer Identification No.)


  11077 Biscayne Blvd., Suite 100, Miami, Florida                      33161
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  (Address of Principal Executive Offices)                           (Zip Code)

                                 (305) 899-6100
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

      On August 18, 2004, the Company's Board of Directors approved and adopted a Code of Ethics for Senior Financial Officers (the "Code") which is intended, among other things, to satisfy the requirements of the code of ethics definition enumerated in Item 406(b) of Regulation S-B. The Code applies to the Company's principal executive officer, principal financial officer and principal accounting officer and, with respect to such officers and the subject matter thereof, supersedes the Company's previously adopted Code of Conduct. The Code promotes (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosure in the Company's filings with the Securities and Exchange Commission and in other public communications, (iii) compliance with applicable governmental laws, rules and regulations; (iv) prompt internal reporting of violations of the Code; and (v) accountability for adherence to the Code.

      The Code is attached to this Current Report on Form 8-K as Exhibit 14, and is available without charge upon written request directed to AGU Entertainment Corp., 11077 Biscayne Boulevard, Suite 100, Miami, Florida 33161, Attention:
Secretary.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired.

            Not applicable.

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Exhibits.

            The following exhibit is filed with this current report on Form 8-K:

               EXHIBIT          DESCRIPTION
               -------          --------------------------------------------
                 14             Code of Ethics for Senior Financial Officers

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 23, 2004                       AGU ENTERTAINMENT CORP.


                                              By:   /s/ DAVID C. LEVY
                                                --------------------------------
                                                Name:   David C. Levy
                                                Title:  President